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                                                                EXHIBIT 10.04-01









                    AMENDMENT NO. 11 TO FOUR CORNERS PROJECT

                              OPERATING AGREEMENT

                                     AMONG

                         ARIZONA PUBLIC SERVICE COMPANY

                        SALT RIVER PROJECT AGRICULTURAL
                         IMPROVEMENT AND POWER DISTRICT

                       SOUTHERN CALIFORNIA EDISON COMPANY

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                            EL PASO ELECTRIC COMPANY

                                      AND

                         TUCSON ELECTRIC POWER COMPANY





                                  MAY 23, 1997
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                  AMENDMENT NO. 11 TO THE FOUR CORNERS PROJECT
                              OPERATING AGREEMENT

1.   PARTIES:

     The Parties to this Amendment No. 11 to the Four Corners Project Operating Agreement, hereinafter referred to as "Amendment No. 11," are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "APS"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "SRP"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; AND TUCSON ELECTRIC POWER COMPANY (formerly Tucson Gas & Electric Company), hereinafter referred to as "TEP," a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to collectively as "Parties."

2.   RECITALS:

     2.1 The Four Corners Project Operating Agreement has been amended by Amendment No. 1, dated August 5, 1974, Amendment No. 2, dated September 1, 1975, Amendment No. 3, dated March 23, 1981, Amendment No. 4, dated January 21, 1982, Amendment No. 5, dated January 11, 1982, Amendment No. 6, dated

                                       2
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          February 25, 1982, Amendment No. 7, dated January 1, 1983, Amendment
          No. 8, dated October 6, 1989, Amendment No. 9, dated October 6, 1989, and Amendment No. 10, dated May 30, 1991.

     2.2 Under the provisions of Section 11 of the Supplemental Lease, each of the Parties, as Lessees, is responsible for paying directly to the Navajo Tribe, as Lessor, its pro rata share of the total annual lease payment.

     2.3 In the interest of efficiency, the Mineral and Lands Department of the Navajo Tribe has requested assistance from APS, as Operating Agent of Four Corners Generating Unit Nos. 4 and 5, in collecting from the Parties and remitting to the Navajo Tribe annual lease payments due under the Supplemental Lease.

     2.4 The Parties are willing to accommodate the Navajo Tribe's request, subject to their understanding that their obligations to the Navajo Tribe for such payments will continue to be several and not joint.

3.   AGREEMENT:

     For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment No. 11 to the Operating Agreement, the Parties agree as follows:

4.   EFFECTIVE DATE:
     This Amendment No. 11, when executed by all Parties, shall become effective as of May 23, 1997.

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5.   AMENDMENTS TO THE OPERATING AGREEMENT MADE BY THIS AMENDMENT NO. 11:
     The Operating Agreement is hereby amended by adding the following provision to Section 6.3:

     6.3.25 Receive from the Navajo Tribe bills addressed to each Participant for its annual lease payment due pursuant to the Supplemental Lease, collect from each Participant its annual lease payment, and remit the lease payments to the Navajo Tribe within the time prescribed in the Supplemental Lease.

6.   EXECUTION BY COUNTERPARTS:

     This Amendment No. 11 may be executed in any number of counterparts, and upon execution by all Parties, each executed counterpart shall have the same force and effect as an original instrument and as if all Parties had signed the same instrument. Any signature page of this Amendment No. 11 may be detached from any counterpart of this Amendment No. 11 without impairing, the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment No. 11 identical in form hereto but having attached to it one or more signature pages.

7.   SIGNATURE CLAUSE:

     The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 11 on behalf of the Party for whom they sign. This Amendment No. 11 is hereby executed as of the 23rd day of May 1997.

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                                    ARIZONA PUBLIC SERVICE COMPANY


                                    By: /s/ John R. Denman
                                        ------------------------------------

                                    Its: Vice President Fossil
                                        ------------------------------------

ATTEST:


------------------------------
         Secretary

                                    SALT RIVER PROJECT AGRICULTURAL
                                    IMPROVEMENT AND POWER DISTRICT


                                    By: /s/ David G. Areghini
                                        -----------------------------------

                                    Its: Associate General Manager
                                        -----------------------------------
ATTEST AND COUNTERSIGN:


------------------------------

Its:
    --------------------------


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                                    SOUTHERN CALIFORNIA EDISON COMPANY


                                    By: /s/ Lawrence D. Hamlin
                                        -----------------------------------

                                    Its: Vice President
                                        ----------------------------------
ATTEST:



------------------------------
         Secretary


                                    PUBLIC SERVICE COMPANY OF
                                    NEW MEXICO

                                    By: /s/ Patrick J. Goodman
                                        -----------------------------------

                                    Its: Vice President - Power Production
                                         -----------------------------------
ATTEST:



------------------------------
         Secretary

                                    EL PASO ELECTRIC COMPANY


                                    By: /s/ John C. Horne
                                        -----------------------------------

                                    Its: Vice President - Power Generation
                                        ----------------------------------


ATTEST:


------------------------------
         Secretary

                                       6
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                                    TUCSON ELECTRIC POWER COMPANY


                                    By: /s/ Thomas A. Delawder
                                        -----------------------------------

                                    Its: Vice President
                                        ----------------------------------


ATTEST:



------------------------------
         Secretary

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